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                          TRAVELERS SERIES FUND INC.
                                on behalf of the
                     Smith Barney Large Cap Value Portfolio

                         Supplement dated March 25, 2003
                      to Prospectus dated February 28, 2003

The Board of Directors of Travelers Series Fund Inc. (the "Fund") approved, subject to a favorable shareholder vote, a proposal (the "Proposal") to change the Portfolio's investment objective from "current income and long-term growth of capital" to "long-term growth of capital with current income a secondary objective." If the Proposal is approved by shareholders, the Portfolio will change its benchmark to the S&P/Barra Value Index. John Cunningham will assume responsibility for the day-to-day investment decisions of the Portfolio if the Proposal is approved by shareholders. Mr. Cunningham is an investment officer of Smith Barney Fund Management LLC, the Portfolio's investment manager. He is also a Managing Director of Salomon Brothers Asset Management Inc. and Salomon Smith Barney Inc., both affiliates of the investment manager. Mr. Cunningham has 13 years of financial securities experience.

Proxy materials describing the Proposal will be mailed to shareholders of the Portfolio in anticipation of a special meeting of shareholders to be held at a later date.